Other assets	6 Months Ended
Jun. 30, 2025
Other Assets [Abstract]
Other assets	Other assets
Other assets consisted of the following as of June 30, 2025 and December 31, 2024:

	June 30, 2025	December 31, 2024
Loans receivable, net of allowance for credit losses (a)	$579,996	$595,640
Straight-line rents, prepaid expenses and other	548,887	592,032
Notes receivable, net of allowance for credit losses (b)	305,572	401,989
Lease incentives	122,699	133,660
Inventory	116,153	90,915
Operating lease right of use assets, net	38,768	45,970
Derivative assets (Note 12)	36,913	81,770
Investments	26,151	76,756
Other assets and receivables, net	712,778	583,306
	$2,487,917	$2,602,038

(a)As of June 30, 2025 and December 31, 2024, we had $0.3 million and $0.5 million, respectively, allowance for credit losses on loans receivable. Refer to Note 22—Allowance for credit losses for further details. During the six months ended June 30, 2025 and 2024, we recognized interest income from loans receivable, net of allowance for credit losses of $26 million and $29 million, respectively, included in other income.
(b)As of June 30, 2025 and December 31, 2024, we had $175 million and $200 million, respectively, allowance for credit losses on notes receivable. Refer to Note 22—Allowance for credit losses for further details.